UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 25, 2004

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina                 1-13408                   56-1362926
  (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code  (214) 378-8992

ITEM 7.01. Regulation FD Disclosure

On August 25, 2004, Digital Recorders, Inc. announced in a press release that it has formed a Technology Committee with a charter approved by the Board of Directors on August 23, 2004.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Exhibits.

     99.1  Press release dated August 25, 2004.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITAL RECORDERS, INC.

Date: August 25, 2004                  By: /s/ DAVID L. TURNEY
                                           -------------------------------------
                                           David L. Turney
                                           Chairman, Chief Executive Officer and
                                           President

INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

 99.1     Press release dated August 25, 2004.